                                                                  EXHIBIT 10.3.4

                                 AMENDMENT NO. 1
                                       TO
                               TIME CHARTER PARTY

                                 April 11, 2005

            Reference is hereby made to the Time Charter Party, dated October 20, 2004 (the "Time Charter"), between Compatriot Ltd., a company incorporated in the Islands of Bermuda (the "Owners") and Stena Bulk AB, a company incorporated in the Kingdom of Sweden (the "Charterers"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Time Charter.

            The Owners and the Charterers hereby agree that the provisions of the Time Charter shall be amended as follows:

            1. The schedule set forth in Clause 47 shall be deleted and replaced by the following:

                "Period                                       Basic Hire
1  (Delivery Date - November 10, 2005)                         $ 17,400
2  (November 11, 2005 - November 10, 2006)                     $ 17,688
3  (November 11, 2006 - November 10, 2007)                     $ 17,989
4  (November 11, 2007 - November 10, 2008)                     $ 18,306
5  (November 11, 2008 - November 10, 2009)                     $ 18,639
Option 1 (November 11, 2009 - November 10, 2010)               $ 18,989
Option 2 (November 11, 2010 - November 10, 2011)               $ 19,356
Option 3 (November 11, 2011 - November 10, 2012)               $ 19,741"

            2. The first and second sentences of the first paragraph of Clause 48(B) shall be deleted and replaced by the following:

                  "The "Additional Hire" payable for any calendar quarter (other than the first three full calendar quarters following the Delivery Date) shall be equal to an amount calculated as fifty percent (50%) of the Weighted Average Hire for the quarter after deduction of the Basic Hire in effect for that quarter, subject to adjustment as provided in paragraph (D) below. In the case of each of the first three full calendar quarters following the Delivery Date, the "Additional Hire" payable for such calendar quarter shall be equal to an amount calculated as fifty percent (50%) of the Weighted Average Hire for the period from the Delivery Date to the last day of such calendar quarter after deduction of the Basic Hire in effect for such period, subject to adjustment as provided in paragraphs (C) and (D) below. As used herein, the "Weighted Average Hire" for any calendar quarter (other than the first three full calendar quarters following the Delivery Date) shall be an amount equal to the Average Daily Rate for such calendar quarter multiplied by the number of days in such calendar quarter (excluding any days in such calendar quarter during which Additional Hire is not payable as provided in paragraph (A) above). In the case of each of the first three full calendar quarters following the Delivery Date, the "Weighted Average Hire" for such calendar quarter shall be an amount equal to the Average Daily Rate for such calendar quarter multiplied by the number of days in the period from the Delivery Date to the last day of such calendar quarter (excluding any days in such period during which Additional Hire is not payable as provided in paragraph (A) above)."

            3. The fourth paragraph of Clause 48(B) shall be deleted and replaced by the following:

                  "As used herein, the "Calculation Period" shall be the twelve month period ending on the last day of each calendar quarter, except that in the case of each of the first three full calendar quarters following the Delivery Date, the Calculation Period shall be the period from the Delivery Date to the last day of such calendar quarter."

            4. Clause 48(C) shall be deleted and replaced by the following:

                  "Adjustment for the first three full calendar quarters

                  The amount of Additional Hire, if any, payable for each of the first three full calendar quarters following the Delivery Date shall be adjusted by deducting from the amount of Additional Hire calculated pursuant to Section 48(B) for such calendar quarters any Additional Hire paid since the Delivery Date. If after such deduction, the Additional Hire payable for such quarter is equal to or less than zero, no Additional Hire shall be payable for such quarter. In the case of the third full calendar quarter, if the deduction of previously paid Additional Hire as set forth in the first sentence of this
                  Section 48(C) results in a negative amount, such negative amount may be used by the Charterers to reduce future Additional Hire until such negative amount has been reduced to zero."

            Set forth on Annex A hereto is an illustration of the calculation of Additional Hire pursuant to Clause 48(B) of the Time Charter, as amended by this Amendment, and the adjustment of Additional Hire for the first three full calendar quarters following the Delivery Date pursuant to Clause 48(C) of the Time Charter, as amended by this Amendment. The sample calculation set forth on Annex A hereto is for illustrative purposes only.

            The provisions of this Amendment shall apply to the calculation of Additional Hire for all periods commencing on or after January 1, 2005.

            Nothing in this Amendment shall affect the previous calculation and payment of Additional Hire for the period from the Delivery Date to December 31, 2004.

            This Amendment shall be governed by and construed in accordance with the laws of England. Except as provided herein, the Time Charter shall remain unchanged.

            OWNERS                                   CHARTERERS

            Compatriot Ltd.                          Stena Bulk AB

            By: /s/ Arthur L. Regan                  By: /s/ Mats Berglund
                -------------------                      -----------------
            Name: Arthur L. Regan                    Name: Mats Berglund
            Title: President and CEO                 Title: Director

                                     Annex A

                      Sample Calculation of Additional Hire
              Pursuant to Clause 48(B) and (C) of the Time Charter

The following sample calculation is for illustrative purposes only and does constitute part of the Amendment. The Time Charter Equivalent (TCE) rates presented in the sample calculation below for quarters ending after the date of the Amendment are hypothetical rates and no assurance can be given that the actual TCE rates will be the same as these hypothetical rates. The actual TCE rates for such quarters and the amount of Additional Hire payable for such quarters may vary from the amounts set forth below and such variations may be material.

                            AVERAGE      NUMBER OF DAYS    ADDITIONAL HIRE   ADDITIONAL HIRE   NEGATIVE AMOUNT
                            TCE FOR      IN CALCULATION      CALCULATED        AS ADJUSTED     CARRIED FORWARD
              TCE FOR     CALCULATION      OF WEIGHTED       PURSUANT TO       PURSUANT TO       PURSUANT TO
QUARTER(1)   QUARTER(2)   PERIOD(3)(4)   AVERAGE HIRE(5)   CLAUSE 48(B)(6)   CLAUSE 48(C)(7)   CLAUSE 48(C)(8)
----------   ----------   ------------   ---------------   ---------------   ---------------   ---------------
 4 Q 2004     $ 47,267      $  47,267           51           $   761,609       $    761,609       $        0

 1 Q 2005       20,000         29,863          141               878,609            117,000                0

 2 Q 2005       16,000         24,425          232               814,909                  0          -63,700

 3 Q 2005       24,000         24,304          324             1,118,509            239,900                0

 4 Q 2005       28,000         22,027           92               205,516            205,516                0

 1 Q 2006       16,000         21,041           90               150,889            150,889                0

 2 Q 2006       16,000         21,041           91               152,566            152,566                0

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(1)   The fourth quarter of 2004 includes only the period from the Delivery Date
      (November 10, 2004) to the last day of such quarter.

(2) TCE refers to the Time Charter Equivalent Hire (as defined in the Time Charter) calculated for each calendar quarter.

(3) Average TCE refers to the Average Daily Rate (as defined in the Time Charter) and assuming that the vessel is not subchartered by the Charterers under a time charter for any period during the Calculation Period.

(4) The Calculation Period for each of the first, second and third quarters of 2005 is the period from the Delivery Date to the last day of such quarter. The Calculation Period for the fourth quarter of 2005 and for all quarters thereafter is the twelve-month period ending on the last day of such quarter.

(5) For each of the first, second and third quarters of 2005, the number of days by which the Average Daily Rate is multiplied in calculating the Weighted Average Hire (as defined in the Time Charter) is the number of days in the applicable Calculation Period, assuming that the vessel is not off-hire for any days during such Calculation Period. For the fourth quarter of 2005 and for all quarters thereafter, the number of days by which the Average Daily Rate is multiplied in calculating the Weighted Average Hire is the number of days in the applicable quarter, assuming that the vessel is not off-hire for any days during such quarter.

(6) For each of the first, second and third quarters of 2005, Additional Hire is equal to 50% of the Weighted Average Hire for the period from the Delivery Date to the last day of such calendar quarter, after deduction of the Basic Hire in effect for such period. For the fourth quarter of 2005 and for all quarters thereafter, Additional Hire is equal to 50% of the Weighted Average Hire for such calendar quarter after deduction of the Basic Hire in effect for such quarter. The Basic Hire in effect for the period from the Delivery Date through November 10, 2005 is $17,400 per day. The Basic Hire in effect for the period from November 11, 2005 through November 10, 2006 is $17,688 per day. Accordingly, the Basic Hire in effect for the fourth quarter of 2005 is $17,559.65 (the weighted average of 41 days at $17,400 per day and 51 days at $17,688 per day).

(7) For each of the first, second and third quarters of 2005, the amount of Additional Hire calculated pursuant to Section 48(B) of the Time Charter is adjusted by deducting any Additional Hire paid since the Delivery Date.

(8) In the third quarter of 2005, if the deduction of previously paid Additional Hire results in a negative amount, that negative amount may be carried forward and deducted from future Additional Hire payments.